Litigation	9 Months Ended
Sep. 30, 2015
Commitments and Contingencies Disclosure [Abstract]
Litigation

8. Litigation

In July 2015, following the Company’s announcements of the negative CUPID 2 data and the suspension of further research and development activities and the subsequent declines of the price of the Company’s common stock, three putative securities class action complaints (captioned Fialkov v. Celladon Corporation, Case No. 15-cv-1458-AJB-DHB, Lorusso v. Celladon Corporation, Case No. 15-cv-1501-L-JLB and Jacobs v. Celladon Corporation, Case No. 15-cv-1529-AJB-MDD ) were filed in the U.S. District Court for the Southern District of California against the Company and certain of the Company’s current and former officers. The complaints generally allege that the defendants violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 by making materially false and misleading statements regarding the clinical trial program for MYDICAR, thereby artificially inflating the price of the Company’s common stock. The complaints seek unspecified monetary damages and other relief, including attorneys’ fees. The Company expects the court to consolidate the three putative securities class actions and to appoint a lead plaintiff to represent the putative class. The Company then expects the lead plaintiff to file a consolidated complaint. It is possible that additional suits will be filed, or allegations made by stockholders, with respect to these same or other matters and also naming the Company and/or the Company’s officers and directors as defendants. The Company believes that it has meritorious defenses and intends to defend these lawsuits vigorously. Due to the early stage of these proceedings, the Company is not able to predict or reasonably estimate the ultimate outcome or possible losses relating to these claims.